UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the annual meeting of stockholders (the “Annual Meeting”) of Celgene Corporation (the “Company”) held on June 17, 2015, the Company’s stockholders approved an amendment and restatement of the Company’s 2008 Stock Incentive Plan (the “Plan”) to, among other things:

•	Adopt an aggregate share reserve of 247,763,282 shares of our Common Stock. This number includes our current share reserve of 227,963,282 shares of our Common Stock and 19,800,000 additional new shares of our Common Stock;

•	Increase the “fungible” share limit, which limits the number of “full-value awards” (e.g., restricted stock, RSUs and PSUs) that may be granted under the Plan by counting shares granted pursuant to such awards as multiple shares against the aggregate share reserve, from 2.1 shares for every share granted to 2.15 shares for every share granted; and

•	Extend the term of the Plan through April 15, 2025.

In addition to the foregoing, our stockholders reapproved the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code.

The foregoing is a brief summary of the principal provisions of the amendments to the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended and restated, attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders of the Company was held on June 17, 2015.

(b) Stockholders voted on the matters set forth below:

Proposal 1. Election of Directors:

	For	Against	Withheld	Broker Non-Votes
Robert J. Hugin	564,508,801	N/A	21,901,731	112,211,797
Richard W. Barker, D.Phil.	582,027,368	N/A	4,383,164	112,211,797
Michael W. Bonney	583,802,288	N/A	2,608,244	112,211,797
Michael D. Casey	571,999,525	N/A	14,411,007	112,211,797
Carrie S. Cox	580,662,567	N/A	5,747,965	112,211,797
Michael A. Friedman, M.D.	576,614,285	N/A	9,796,247	112,211,797
Gilla Kaplan, Ph.D.	575,391,199	N/A	11,019,333	112,211,797
James J. Loughlin	581,454,904	N/A	4,955,628	112,211,797
Ernest Mario, Ph.D.	484,841,574	N/A	101,568,958	112,211,797

Proposal 2. Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015:

For	691,971,929
Against	5,518,515
Abstain	1,131,885
Broker Non-Votes	112,211,797

Proposal 3. Amendment and restatement of the Company’s 2008 Stock Incentive Plan (the description of the amendments to the Plan contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference):

For	508,924,272
Against	68,542,429
Abstain	8,943,831
Broker Non-Votes	112,211,797

Proposal 4. Advisory Vote on Executive Compensation:

For	555,052,752
Against	27,597,548
Abstain	3,760,232
Broker Non-Votes	112,211,797

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Proposal 5. Advisory Vote on Stockholder Proposal (described in more detail in the Proxy Statement):

For	31,210,063
Against	480,827,972
Abstain	74,372,497
Broker Non-Votes	112,211,797

(c) Not applicable.

(d) Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: June 18, 2015	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015)